U.S. SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

BioCrude Technologies USA, Inc.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-55818	81-2924160
(State of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1255 Phillips Square, Suite 605
Montreal, QB, Canada H3B 3G5
(Address of principal executive offices)

514-840-9719
(Registrant’s telephone number including area code

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	PREVIOUS INDEPENDENT AUDITORS:

a.	On January 5, 2026, the Company and MAC Accounting Group & CPAs, LLP (“MAC Accounting”), situated at 1070 Mecham Lane, Midvale, Utah, USA 84047 (Ph: 801-414-3664; Website: https://macaccountinggroup.com/ ) mutually agreed to not renew their engagement contract (cessation of the same) as to the Company to continue to have MAC Accounting as its registered independent public accountant.

b.	MAC Accounting’ reports on the financial statements for the periods December 31, 2022, through September 30, 2025 (MAC Accounting was hired January 27, 2023), contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Throughout the interim engagement period, until the termination date, January 5, 2026, there have been no disagreements whatsoever with MAC Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MAC Accounting would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized MAC Accounting to respond fully to the inquiries of the successor accountant.

e.	During the periods December 31, 2022, through September 30, 2025, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to MAC Accounting prior to the date of the filing of this Report and requested that MAC Accounting furnish it with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the statements in this Report or not. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2)	NEW INDEPENDENT ACCOUNTANTS:

a.	On February 3, 2026, the Company engaged Bodwell Vasek Wells DeSimone LLP’s (“BVWD”), situated at 8117 Preston Road, Suite 460, Dallas, Texas 75225 (Ph: Tel: 903- 624.9078; Website: https://bvwd.com/) as its new registered independent public accountant.

b.	During the periods of December 31, 2022, through September 30, 2025, we did not consult with BVWD regarding:

i.	the application of accounting principles to a specified transaction,

ii.	the type of audit opinion that might be rendered on the Company’s financial statements by BVWD, in either case, where written or oral advice provided by BVWD would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.	any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

d.	Exhibits

Number	Exhibit
16.1	Letter from MAC Accounting dated February 2, 2026, regarding Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCRUDE TECHNOLOGIES USA, INC.

Dated: February 5, 2026	/s/ John Moukas
Chief Executive Officer